"EFFECTIVE MAY 3 2004,
THE COMPANY'S NAME HAS
CHANGED FROM CHARTER
TOWERS GOLD MINES LIMITED
NL TO CITIGOLD
CORPORATION LIMITED"



 Exhibit A to Deposit
Agreement PRIVATE



No.
AMERICAN DEPOSITARYSHARES
(Each American Depositary
Share represents
twenty (20) depos-
ited Ordinary
Shares)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES OF
THE
PAR VALUE OF A$0.20 EACH
OF
CHARTERS TOWERS GOLD
MINES, NL
(INCORPORATED UNDER THE
LAWS OF AUSTRALIA)

	The Bank of New York
as depositary
(hereinafter called the
"Depositary"), hereby
certifies that

                     , or
registered assigns IS THE
OWNER OF

AMERICAN DEPOSITARY
SHARES

representing deposited
Ordinary Shares (herein
called "Shares") of
Charters Towers Gold
Mines, NL, incorporated
under the laws of
Australia (herein called
the "Company").  At the
date hereof, each
American Depositary Share
represents twenty (20)
Shares which are either
deposited or subject to
deposit under the deposit
agreement at the
principal Melbourne,
Victoria, Australia
office of Australia and
New Zealand Banking Group
Limited, the principal
Melbourne, Victoria,
Australia office of the
National Australia Bank
Limited and the principal
Sydney, New South Wales,
Australia office of
Westpac Banking Corpora-
tion (herein collectively
called the "Custodian").
 The Depositary's
Corporate Trust Office is
located at a different
address than its
principal executive of-
fice.  Its Corporate
Trust Office is located
at 101 Barclay Street,
New York, N.Y. 10286, and
its principal executive
office is located at 48
Wall Street, New York,
N.Y. 10286.

THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286



1.	THE DEPOSIT
AGREEMENT.
	This American
Depositary Receipt is one
of an issue (herein
called "Receipts"), all
issued and to be issued
upon the terms and
conditions set forth in
the deposit agreement,
dated as of December 10,
1996 (herein called the
"Deposit Agreement"), by
and among the Company,
the Depositary, and all
Owners and holders from
time to time of Receipts
issued thereunder, each
of whom by accepting a
Receipt agrees to become
a party thereto and
become bound by all the
terms and conditions
thereof.  The Deposit
Agreement sets forth the
rights of Owners and
holders of the Receipts
and the rights and duties
of the Depositary in
respect of the Shares
deposited thereunder and
any and all other
securities, property and
cash from time to time
received in respect of
such Shares and held
thereunder (such Shares,
securities, property, and
cash are herein called
"Deposited Securities").
 Copies of the Deposit
Agreement are on file at
the Depositary's
Corporate Trust Office in
New York City and at the
office of the Custodian.

	The statements made
on the face and reverse
of this Receipt are
summaries of certain
provisions of the Deposit
Agreement and are
qualified by and subject
to the detailed
provisions of the Deposit
Agreement, to which
reference is hereby made.
Capitalized terms not
defined herein shall have
the meanings set forth in
the Deposit Agreement.

2.	SURRENDER OF
RECEIPTS AND WITHDRAWAL
OF SHARES.
	Upon surrender at
the Corporate Trust
Office of the Depositary
of this Receipt, and upon
payment of the fee of the
Depositary provided in
this Receipt, and subject
to the terms and condi-
tions of the Deposit
Agreement, the Owner
hereof is entitled to
delivery, to him or upon
his order, of the Depos-
ited Securities at the
time represented by the
American Depositary
Shares for which this
Receipt is issued.
Delivery of such
Deposited Securities may
be made by the delivery
of (a) certificates in
the name of the Owner
hereof or as ordered by
him or by the delivery of
certificates properly
endorsed or accompanied
by proper instruments of
transfer and (b) any
other securities,
property and cash to
which such Owner is then
entitled in respect of
this Receipt.  Such
delivery will be made at
the option of the Owner
hereof, either at the of-
fice of the Custodian or
at the Corporate Trust
Office of the Depositary,
provided that the
forwarding of
certificates for Shares
or other Deposited
Securities for such
delivery at the Corporate
Trust Office of the
Depositary shall be at
the risk and expense of
the Owner hereof.
Notwithstanding any other
provision of the Deposit
Agreement or this
Receipt, the surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may  be
suspended  only for (i)
temporary delays caused
by closing the transfer
books of the Depositary
or the Company or the
deposit of Shares in
connection with voting at
 a shareholders' meeting,
or the payment of
dividends, (ii) the
payment of fees, taxes
and similar charges, and
(iii) compliance with any
U.S. or foreign laws or
governmental regulations
relating to the Receipts
or to the withdrawal of
the Deposited Securities.

3.	TRANSFERS,
SPLIT-UPS, AND
COMBINATIONS OF RECEIPTS.
	The transfer of this
Receipt is registrable on
the books of the
Depositary at its
Corporate Trust Office by
the Owner hereof in
person or by a duly
authorized attorney, upon
surrender of this Receipt
properly endorsed for
transfer or accompanied
by proper instruments of
transfer and funds suf-
ficient to pay any
applicable transfer taxes
and the expenses of the
Depositary and upon
compliance with such
regulations, if any, as
the Depositary may
establish for such
purpose.  This Receipt
may be split into other
such Receipts, or may be
combined with other such
Receipts into one
Receipt, evidencing the
same aggregate number of
American Depositary
Shares as the Receipt or
Receipts surrendered.  As
a condition precedent to
the execution and
delivery, registration of
transfer, split-up,
combination, or surrender
of any Receipt or with-
drawal of any Deposited
Securities, the
Depositary, the Custo-
dian, or Registrar may
require payment from the
presentor of the Receipt
of a sum sufficient to
reimburse it for any tax
or other governmental
charge and any stock
transfer or registration
fee with respect thereto
(including any such tax
or charge and fee with
respect to Shares being
deposited or withdrawn)
and payment of any
applicable fees as
provided in this Receipt,
may require the
production of proof
satisfactory to it as to
the identity and
genuineness of any
signature and may also
require compliance with
any regulations  the
Depositary may establish
consistent with the
provisions of the Deposit
Agreement or this
Receipt.

	 The delivery of
Receipts against deposits
of Shares generally or
against deposits of
particular Shares may be
suspended, or the
transfer of Receipts in
particular instances may
be refused, or the
registration of transfer
of outstanding Receipts
generally may be
suspended, during any
period when the transfer
books of the Depositary
are closed, or if any
such action is deemed
necessary or advisable by
the Depositary or the
Company at any time or
from time to time because
of any requirement of law
or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this
Receipt, or for any other
reason, subject to
Article (22) hereof.
Without limitation of the
foregoing, the Depositary
shall not knowingly
accept for deposit under
the Deposit Agreement any
Shares required to be
registered under the
provisions of the
Securities Act of 1933,
unless a registration
statement is in effect as
to such Shares.  The
Depositary and Custodian
will comply with written
instructions of the
Company not to accept for
deposit any shares
identified in  such
instructions and under
such circumstances as may
be reasonably specified
in such instructions in
order to facilitate the
Company's compliance with
U.S. securities laws.

4.	LIABILITY OF OWNER
FOR TAXES.
	If any tax or other
governmental charge shall
become payable with
respect to any Receipt or
any Deposited Securities
represented hereby, such
tax or other governmental
charge shall be payable
by the Owner hereof to
the Depositary.  The
Depositary may refuse to
effect any transfer of
this Receipt or any
withdrawal of Deposited
Securities represented by
American Depositary
Shares evidenced by such
Receipt until such
payment is made, and may
withhold any dividends or
other distributions, or
may sell for the account
of the Owner hereof any
part or all of the
Deposited Securities
represented by the
American Depositary
Shares evidenced by this
Receipt, and may apply
such dividends or other
distributions or the
proceeds of any such sale
in payment of such tax or
other governmental charge
and the Owner hereof
shall remain liable for
any deficiency.

5.	WARRANTIES OF
DEPOSITORS.
	Every person
depositing Shares
hereunder shall be deemed
thereby to represent and
warrant that such Shares
and each certificate
therefor are validly
issued, fully paid,
nonassessable, and free
of any pre-emptive rights
of the holders of
outstanding Shares and
that the person making
such deposit is duly
authorized so to do.
Every such person shall
also be deemed to
represent that the
deposit of such Shares
and the sale of Receipts
evidencing American
Depositary Shares repre-
senting such Shares by
that person are not
restricted under the
Securities Act of 1933.
Such representations and
warranties shall survive
the deposit of Shares and
issuance of Receipts.

6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
	Any person
presenting Shares for
deposit or any Owner of a
Receipt may be required
from time to time to file
with the Depositary or
the Custodian such proof
of citizenship or resi-
dence, exchange control
approval, or such
information relating to
the registration on the
books of the Company or
the Foreign Registrar, if
applicable, to execute
such certificates and to
make such representations
and warranties, as the
Depositary may deem
necessary or proper.  The
Depositary may withhold
the delivery or
registration of transfer
of any Receipt or the
distribution of any
dividend or sale or
distribution of rights or
of the proceeds thereof
or the delivery of any
Deposited Securities
until such proof or other
information is filed or
such certificates are
executed or such
representations and
warranties made.  No
Share shall be accepted
for deposit unless
accompanied by evidence
satisfactory to the
Depositary that any
necessary approval has
been granted by any
governmental body in
Australia which is then
performing the function
of the regulation of
currency exchange.

7.	CHARGES OF
DEPOSITARY.
	The Company agrees
to pay the fees,
reasonable expenses and
out-of-pocket charges of
the Depositary and those
of any Registrar only in
accordance with
agreements in writing en-
tered into between the
Depositary and the
Company from time to
time.  The Depositary
shall present its
statement for such
charges and expenses to
the Company once every
three months.  The
charges and expenses of
the Custodian are for the
sole account of the
Depositary.

	The following
charges shall be incurred
by any party depositing
or withdrawing Shares or
by any party surrendering
Receipts or to whom
Receipts are issued
(including, without
limitation, issuance
pursuant to a stock
dividend or stock split
declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.3
of the Deposit
Agreement), whichever
applicable: (1) taxes and
other governmental
charges, (2) such
registration fees as may
from time to time be in
effect for the registra-
tion of transfers of
Shares generally on the
Share register of the
Company or Foreign Regis-
trar and applicable to
transfers of Shares to
the name of the
Depositary or its nominee
or the Custodian or its
nominee on the making of
deposits or withdrawals
hereunder, (3) such
cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such
expenses as are incurred
by the Depositary in the
conversion of foreign
currency pursuant to
Section 4.5 of the
Deposit Agreement, (5) a
fee of $5.00 or less per
100 American Depositary
Shares (or portion
thereof) for the
execution and delivery of
Receipts pursuant to
Section 2.3, 4.3 or 4.4,
and the surrender of Re-
ceipts pursuant to
Section 2.5 or 6.2 of the
Deposit Agreement, (6) a
fee of $.02 or less per
American Depositary Share
(or portion thereof) for
any cash distribution
made pursuant to the
Deposit Agreement
including, but not
limited to Sections 4.1
through 4.4 thereof, (7)
a fee of $1.50 or less
per certificate for a
Receipt or Receipts for
transfers made pursuant
to Section 2.4 of the
Deposit Agreement and (8)
a fee for the
distribution of
securities pursuant to
Section 4.2 of the
Deposit Agreement, such
fee being in an amount
equal to the fee for the
execution and delivery of
American Depositary
Shares referred to above
which would have been
charged as a result of
the deposit of such
securities (for purposes
of this clause (8)
treating all such
securities as if they
were Shares), but which
securities are instead
distributed by the
Depositary to Owners.

 	The Depositary,
subject to Article (8)
hereof, may own and deal
in any class of securi-
ties of the Company and
its affiliates and in
Receipts.

8.  LOANS AND PRE-RELEASE
OF SHARES AND RECEIPTS.
	Notwithstanding
Section 2.3 of the
Deposit Agreement, the
Depositary may execute
and deliver Receipts
prior to the receipt of
Shares pursuant to
Section 2.2 of the
Deposit Agreement ("Pre-
Release").  The
Depositary may, pursuant
to Section 2.5 of the
Deposit Agreement,
deliver Shares upon the
receipt and cancellation
of Receipts which have
been Pre-Released,
whether or not such
cancellation is prior to
the termination of such
Pre-Release or the
Depositary knows that
such Receipt has been
Pre-Released.  The
Depositary may receive
Receipts in lieu of
Shares in satisfactory of
a Pre-Release.  Each Pre-
Release will be (a)
preceded or accompanied
by a written rep-
resentation from the
person to whom Receipts
are to be delivered that
such person, or its
customer, owns the Shares
or Receipts to be
remitted, as the case may
be, (b) at all times
fully collateralized with
cash or such other
collateral as the
Depositary deems
appropriate, (c)
terminable by the
Depositary on not more
than five (5) business
days notice, and (d) sub-
ject to such further
indemnities and credit
regulations as the
Depositary deems
appropriate.  The number
of American Depositary
Shares which are
outstanding at any time
as a result of Pre-
Releases will not
normally exceed thirty
percent (30%) of the
Shares deposited under
the Deposit Agreement;
provided, however, that
the Depositary reserves
the right to change or
disregard such limit from
time to time as it deems
appropriate.

	The Depositary may
retain for its own
account any compensation
received by it in
connection with the
foregoing.

9.  TITLE TO RECEIPTS.
	It is a condition of
this Receipt and every
successive holder and
Owner of this Receipt by
accepting or holding the
same consents and agrees,
that title to this
Receipt when properly
endorsed or accompanied
by proper instruments of
transfer, is transferable
by delivery with the same
effect as in the case of
a negotiable instrument,
provided, however, that
the Depositary and the
Company, notwithstanding
any notice to the con-
trary, may treat the
person in whose name this
Receipt is registered on
the books of the
Depositary as the ab-
solute Owner hereof for
the purpose of
determining the person
entitled to distribution
of dividends or other
distributions or to any
notice provided for in
the Deposit Agreement or
for all other purposes.

 10.  VALIDITY OF
RECEIPT.
	This Receipt shall
not be entitled to any
benefits under the
Deposit Agreement or be
valid or obligatory for
any purpose, unless this
Receipt shall have been
executed by the De-
positary by the manual or
facsimile signature of a
duly authorized signatory
of the Depositary and, if
a Registrar for the
Receipts shall have been
appointed, countersigned
by the manual or
facsimile signature of a
duly authorized officer
of the Registrar.

11.  REPORTS; INSPECTION
OF TRANSFER BOOKS.

	The Company cur-
rently furnishes the
Securities and Exchange
Commission (hereinafter
called the "Commission")
with certain public
reports and documents
required by foreign law
or otherwise under Rule
12g3-2(b) under the
Securities Exchange Act
of 1934.

	Such reports and
communications will be
available for inspection
and copying at the public
reference facilities
maintained by the
Commission located at 450
Fifth Street, N.W.,
Washington, D.C. 20549.

	The Depositary will
make available for
inspection by Owners of
Receipts at its Corporate
Trust Office any reports
and communications,
including any proxy
soliciting material, re-
ceived from the Company
which are both (a)
received by the
Depositary as the holder
of the Deposited
Securities and (b) made
generally available to
the holders of such
Deposited Securities by
the Company.  The
Depositary will also,
upon written request,
send to Owners of
Receipts copies of such
reports when furnished by
the Company pursuant to
the Deposit Agreement.

	The Depositary will
keep books for the
registration of Receipts
and transfers of Receipts
which at all reasonable
times shall be open for
inspection by the Owners
of Receipts provided that
such inspection shall not
be for the purpose of
communicating with Owners
of Receipts in the
interest of a business or
object other than the
business of the Company
or a matter related to
the Deposit Agreement or
the Receipts.

12.  DIVIDENDS AND
DISTRIBUTIONS.
	Whenever the
Depositary receives any
cash dividend or other
cash distribution on any
Deposited Securities, the
Depositary will, if at
the time of receipt
thereof any amounts
received in a foreign
currency can in the
judgment of the De-
positary be converted on
a reasonable basis into
United States dollars
transferable to the
United States, and
subject to the Deposit
Agreement, convert such
dividend or distribution
into dollars and will
distribute the amount
thus received to the
Owners of Receipts
entitled thereto,
provided, however, that
in the event that the
Company or the Depositary
is required to withhold
and does withhold from
any cash dividend or
other cash distribution
in respect of any
Deposited Securities an
amount on account of
taxes, the amount
distributed to the Owners
of the Receipts
evidencing American
Depositary Shares rep-
resenting such Deposited
Securities shall be
reduced accordingly.

	Subject to the
provisions of Section
4.11 and 5.9 of the
Deposit Agreement,
whenever the Depositary
receives any distribution
other than a distribution
described in Sections
4.1, 4.3 or 4.4 of the
Deposit Agreement, the
Depositary will cause the
securities or property
received by it to be
distributed to the Owners
of Receipts entitled
thereto, in any manner
that the Depositary may
deem equitable and
practicable for ac-
complishing such
distribution; provided,
however, that if in the
opinion of the Depositary
such distribution cannot
be made proportionately
among the Owners of
Receipts entitled
thereto, or if for any
other reason the
Depositary deems such
distribution not to be
feasible, the Depositary
may adopt such method as
it may deem equitable and
practicable for the
purpose of effecting such
distribution, including,
but not limited to, the
public or private sale of
the securities or
property thus received,
or any part thereof, and
the net proceeds of any
such sale (net of the
fees of the Depositary as
provided in Section 5.9
of the Deposit Agreement)
shall be distributed by
the Depositary to the
Owners of Receipts
entitled thereto as in
the case of a
distribution received in
cash.

	If any distribution
consists of a dividend
in, or free distribution
of, Shares, the
Depositary may and shall
if the Company shall so
request, distribute to
the Owners of outstanding
Receipts entitled
thereto, additional
Receipts evidencing an
aggregate number of
American Depositary
Shares representing the
amount of Shares received
as such dividend or free
distribution subject to
the terms and conditions
of the Deposit Agreement
with respect to the
deposit of Shares and the
issuance of American
Depositary Shares
evidenced by Receipts,
including the withholding
of any tax or other
governmental charge as
provided in Section 4.11
of the Deposit Agreement
and the payment of the
fees of the Depositary as
provided in Section 5.9
of the Deposit Agreement.
 In lieu of delivering
Receipts for fractional
American Depositary
Shares in any such case,
the Depositary will sell
the amount of Shares
represented by the
aggregate of such
fractions and distribute
the net proceeds, all in
the manner and subject to
the conditions set forth
in the Deposit Agreement.
 If additional Receipts
are not so distributed,
each American Depositary
Share shall thenceforth
also represent the ad-
ditional Shares
distributed upon the
Deposited Securities
represented thereby.

 	In the event that
the Depositary determines
that any distribution in
property (including
Shares and rights to sub-
scribe therefor) is
subject to any tax or
other governmental charge
which the Depositary is
obligated to withhold,
the Depositary may by
public or private sale
dispose of all or a
portion of such property
(including Shares and
rights to subscribe
therefor) in such amounts
and in such manner as the
Depositary deems
necessary and practicable
to pay any such taxes or
charges, and the
Depositary shall
distribute the net
proceeds of any such sale
after deduction of such
taxes or charges to the
Owners of Receipts
entitled thereto.

13.  CONVERSION OF
FOREIGN CURRENCY.
	Whenever the
Depositary shall receive
foreign currency, by way
of dividends or other
distributions or the net
proceeds from the sale of
securities, property or
rights, and if at the
time of the receipt
thereof the foreign
currency so received can
in the judgment of the
Depositary be converted
on a reasonable basis
into Dollars and the
resulting Dollars trans-
ferred to the United
States, the Depositary
shall convert or cause to
be converted, by sale or
in any other manner that
it may determine, such
foreign currency into
Dollars, and such Dollars
shall be distributed to
the Owners entitled
thereto or, if the
Depositary shall have
distributed any warrants
or other instruments
which entitle the holders
thereof to such Dollars,
then to the holders of
such warrants and/or
instruments upon
surrender thereof for
cancellation.  Such
distribution may be made
upon an averaged or other
practicable basis without
regard to any
distinctions among Owners
on account of exchange
restrictions, the date of
delivery of any Receipt
or otherwise and shall be
net of any expenses of
conversion into Dollars
incurred by the
Depositary as provided in
Section 5.9 of the
Deposit Agreement.

	If such conversion
or distribution can be
effected only with the
approval or license of
any government or agency
thereof, the Depositary
shall file such
application for approval
or license, if any, as it
may deem desirable.

	If at any time the
Depositary shall
determine that in its
judgment any foreign
currency received by the
Depositary is not
convertible on a
reasonable basis into
Dollars transferable to
the United States, or if
any approval or license
of any government or
agency thereof which is
required for such
conversion is denied or
in the opinion of the
Depositary is not
obtainable, or if any
such approval or license
is not obtained within a
reasonable period as
determined by the Deposi-
tary, the Depositary may
distribute the foreign
currency (or an
appropriate document
evidencing the right to
receive such foreign
currency) received by the
Depositary to, or in its
 discretion may hold such
foreign currency
uninvested and without
liability for interest
thereon for the respec-
tive accounts of, the
Owners entitled to
receive the same.

	If any such
conversion of foreign
currency, in whole or in
part, cannot be effected
for distribution to some
of the Owners entitled
thereto, the Depositary
may in its discretion
make such conversion and
distribution in Dollars
to the extent permissible
to the Owners entitled
thereto and may
distribute the balance of
the foreign currency
received by the
Depositary to, or hold
such balance uninvested
and without liability for
interest thereon for the
respective accounts of,
the Owners entitled
thereto.

14.  RIGHTS.
	In the event that
the Company shall offer
or cause to be offered to
the holders of any
Deposited Securities any
rights to subscribe for
additional Shares or any
rights of any other
nature, the Depositary
shall following
consultation with the
Company on the procedure
to be followed (i) make
such rights available to
the Owners entitled
thereto, as provided in
clause (a) below, (ii)
dispose of such rights on
behalf of such Owners and
make the net proceeds
available in Dollars to
such Owners as provided
in clause (b) below or,
(iii) if by the terms of
such rights offering or
by reason of applicable
law, the Depositary can
neither make such rights
available to such Owners
nor dispose of such
rights and make the net
proceeds available to
such Owners, then the
Depositary shall allow
the rights to lapse.

	If at the time of
any rights offering the
Depositary determines,
following consultation
with the Company: (a)
that it is lawful and
feasible to make such
rights available to all
Owners or to certain
Owners by means of
warrants or otherwise,
the Depositary shall
distribute to each Owner
to whom it determines the
distribution to be lawful
and feasible, in propor-
tion to the number of
American Depositary
Shares held by such
Owner, warrants or other
instruments therefor in
such form as it deems
appropriate or employ
such other method as it
may deem feasible in
order to facilitate the
exercise, sale or
transfer of rights by
such Owners or the sale
or resale of securities
obtainable upon exercise
of such rights by such
Owners; or (b) that it is
not lawful or not
feasible to make such
rights available to all
or certain Owners by
means of  warrants or
otherwise, or if the
rights represented by
such warrants or such
other instruments are not
exercised and appear to
be about to lapse, the
Depositary shall use its
reasonable efforts to
sell such rights or
warrants or other in-
struments, at a public or
private sale, at such
place or places and upon
such terms as it may deem
reasonably proper, and
allocate the net proceeds
of any such sale (net of
all taxes and
governmental charges
payable in connection
with such  rights and the
fees of the Depositary as
provided in Section 5.9
of the Deposit Agreement)
for the account of such
Owners otherwise entitled
to such rights, warrants
or other instruments,
upon an averaged or other
practicable basis without
regard to any
distinctions among such
Owners because of thee
application of exchange
restrictions with regard
to a particular Owner or
otherwise and distribute
such net proceeds to the
extent practicable as in
the case of a
distribution of cash
pursuant to Section 4.1
of the Deposit Agreement.

	The Depositary will
not offer rights to
Owners unless both the
rights and the securities
to which such rights
relate are either exempt
from registration under
the Securities Act of
1933 with respect to a
distribution to Owners or
are registered under the
provisions of such Act.
In circumstances in which
rights would otherwise
not be distributed, if an
Owner of Receipts
requests the distribution
of warrants or other
instruments in order to
exercise the rights
allocable to the American
Depositary Shares of such
Owner hereunder, the De-
positary will make such
rights available to such
Owner upon receipt of (a)
written notice from the
Company to the Depositary
that the Company has
elected in its sole dis-
cretion to permit such
rights to be exercised
and (b) a written
opinion, from U.S.
counsel to the Company
that the rights may be
made available to such
Holder without
registration under the
Securities Act of 1933.

	If the Depositary
has distributed warrants
or other instruments for
rights to all or certain
Owners, then upon in-
struction from such an
Owner to the Depositary
pursuant to such warrants
or other instruments to
exercise such rights,
upon payment by such
Owner to the Depositary
for the account of such
Owner of an amount equal
to the purchase price of
the Shares to be received
upon the exercise of the
rights, and upon payment
of the fees and expenses
of the Depositary and any
other charges as set
forth in such warrants or
other instruments, the
Depositary shall, on
behalf of such Owner, ex-
ercise the rights and
purchase the Shares, and
the Company shall cause
the Shares so purchased
to be deposited with the
Custodian pursuant to
Section 2.2 of the
Deposit Agreement,
and the Depositary shall,
pursuant to Section 2.3
of the Deposit Agreement,
execute and deliver
Receipts to such Owner.
In the case of certain
distributions pursuant to
clause (a) of the second
paragraph of this Article
or pursuant to the third
paragraph of this
Article, such Receipts
shall be legended in
accordance with
instructions of the
Company, and shall be
subject to such
restrictions on sale,
deposit, cancellation and
transfer as the
Depositary shall deem
necessary in order to
comply with legal
requirements or as shall
be instructed by the
Company.

 	The Depositary shall
not be responsible for
any failure to determine
that it may be lawful or
feasible to make such
rights available to
Owners in general or any
Owner in particular.

15.  RECORD DATES.
	Whenever any cash
dividend or other cash
distribution shall become
payable or any
distribution other than
cash shall be made, or
whenever rights shall be
issued with respect to
the Deposited Securities,
or whenever for any
reason the Depositary
causes a change in the
number of Shares that are
represented by each
American Depositary
Share, or whenever the
Depositary shall receive
notice of any meeting of
holders of Shares or
other Deposited
Securities, the
Depositary shall fix a
record date (which will
to the extent practicable
be as close as possible
to that for holders of
shares) (a) for the
determination of the
Owners of Receipts who
shall be (i) entitled to
receive such dividend,
distribution or rights or
the net proceeds of the
sale thereof or (ii)
entitled to give in-
structions for the
exercise of voting rights
at any such meeting, or
(b) on or after which
each American Depositary
Share will represent the
changed number of Shares,
subject to the provisions
of the Deposit Agreement.

16.  VOTING OF DEPOSITED
SECURITIES.
	Upon receipt of
notice of any meeting of
holders of Shares or
other Deposited
Securities, if requested
in writing by the
Company, the Depositary
shall, as soon as
practicable thereafter,
mail to the Owners of
Receipts a notice, the
form of which notice
shall be in the sole
discretion of the Deposi-
tary, which shall contain
(a) such information as
is contained in such
notice of meeting, (b) a
statement that the Owners
of Receipts as of the
close of business on a
specified record date
will be entitled, subject
to any applicable
provision of Australian
law and of the Articles
of Association of the
Company, to instruct the
Depositary as to the
exercise of the voting
rights, if any,
pertaining to the amount
of Shares or other
Deposited Securities
represented by their
respective American
Depositary Shares and
(c) a statement as to the
manner in which such
instructions may be
given, including an
express indication that
such instructions may be
given or deemed given in
accordance with the last
sentence of this
paragraph if no in-
struction is received to
the Depositary to give a
discretionary proxy to a
person designated to the
Company.  Upon the
written request of an
Owner of a Receipt on
such record date,
received on or before the
date established by the
Depositary for such
purpose, the Depositary
shall endeavor in so far
as practicable to vote or
cause to be voted the
amount of Shares or other
Deposited Securities
represented by such
American Depositary
Shares evidenced by such
Receipt in accordance
with the instructions set
forth in such request.
The Depositary shall not
vote or attempt to
exercise the right  to
vote that attaches to the
Shares or other Deposited
Securities, other than in
accordance with such
instructions or deemed
instructions.  If no
instructions are received
by the Depositary from
any Owner with respect to
any of the Deposited
Securities represented by
the American Depositary
Shares evidenced by such
Owner's Receipts on or
before the date estab-
lished by the Depositary
for such purpose, the
Depositary shall deem
such Owner to have
instructed the Depositary
to give a discretionary
proxy to a person
designated by the Company
with respect to such
Deposited Securities and
the Depositary shall give
a discretionary proxy to
a person designated by
the Company to vote such
Deposited Securities,
provided, that no
instruction shall be
deemed given and no such
discretionary proxy shall
be given with respect to
any matter as to which
the Company informs the
Depositary (and the Com-
pany agrees to provide
such information as
promptly as practicable
in writing) that (x) the
Company does not wish
such proxy given, (y)
substantial opposition
exists or (z) such matter
materially and adversely
affects the rights of
holders of Shares.

17.  CHANGES AFFECTING
DEPOSITED SECURITIES.
	In circumstances
where the provisions of
Section 4.3 of the
Deposit Agreement do not
apply, upon any change in
nominal value, change in
par value, split-up,
consolidation, or any
other reclassification of
Deposited Securities, or
upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the
Company or to which it is
a party, any securities
which shall be received
by the Depositary or a
Custodian in exchange for
or in conversion of or in
respect of Deposited
Securities shall be
treated as new Deposited
Securities under the
Deposit Agreement, and
American Depositary
Shares shall thenceforth
represent, in addition to
the existing Deposited
Securities (if
applicable), the right to
receive the new Deposited
Securities so received in
exchange or conversion,
unless additional
Receipts are delivered
pursuant to the following
sentence.  In any such
case the Depositary may,
after consultation with
the Company, and shall if
the Company shall so
request, execute and
deliver additional Re-
ceipts as in the case of
a dividend on the Shares,
or call for the surrender
of outstanding Receipts
to be exchanged for new
Receipts specifically
describing such new De-
posited Securities.

18.  LIABILITY OF THE
COMPANY AND DEPOSITARY.
	Neither the
Depositary nor the
Company shall incur any
liability to any Owner or
holder of any Receipt, if
by reason of any provi-
sion of any present or
future law of the United
States or any other
country, or of any other
governmental or
regulatory authority, or
by reason of any
provision, present or
future, of the Articles
of Association of the
Company, or  by reason of
any act of God or war or
other circumstances be-
yond its control, the
Depositary or the Company
shall be prevented or
forbidden from or be
subject to any civil or
criminal penalty on
account of doing or
performing any act or
thing which by the terms
of the Deposit Agreement
it is provided shall be
done or performed; nor
shall the Depositary or
the Company incur any
liability to any Owner or
holder of a Receipt by
reason of any
non-performance or delay,
caused as aforesaid, in
the performance of any
act or thing which by the
terms of the Deposit
Agreement it is provided
shall or may be done or
performed, or by reason
of any exercise of, or
failure to exercise, any
discretion provided for
in the Deposit Agreement.
 Where, by the terms of a
distribution pursuant to
Sections 4.1, 4.2, or 4.3
of the Deposit Agreement,
or an offering or
distribution pursuant to
Section 4.4 of the
Deposit Agreement, such
distribution or offering
may not be made available
to Owners of Receipts,
and the Depositary may
not dispose of such
distribution or offering
on behalf of such Owners
and make the net proceeds
available to such Owners,
then the Depositary shall
not make such
distribution or offering,
and shall allow any
rights, if applicable, to
lapse.  Neither the
Company nor the
Depositary assumes any
obligation or shall be
subject to any liability
under the Deposit Agree-
ment to Owners or holders
of Receipts, except that
they agree to perform
their obligations
specifically set forth in
the Deposit Agreement
without negligence or bad
faith.  The Depositary
shall not be subject to
any liability with
respect to the validity
or worth of the Deposited
Securities.  Neither the
Depositary nor the
Company shall be under
any obligation to appear
in, prosecute or defend
any action, suit, or
other proceeding in
respect of any Deposited
Securities or in respect
of the Receipts, which in
its opinion may involve
it in expense or
liability, unless
indemnity satisfactory to
it against all expense
and liability shall be
furnished as often as may
be required, and the
Custodian shall not be
under any obligation
whatsoever with respect
to such proceedings, the
responsibility of the
Custodian being solely to
the Depositary.  Neither
the Depositary nor the
Company shall be liable
for any action or
nonaction by it in
reliance upon the advice
of or information from
legal counsel,
accountants, any person
presenting Shares for
deposit, any Owner or
holder of a Receipt, or
any other person believed
by it in good faith to be
competent to give such
advice or information.
The Depositary shall not
be responsible for any
failure to carry out any
instructions to vote any
of the Deposited
Securities, or for the
manner in which any such
vote is cast or the
effect of any such vote,
provided that any such
action or nonaction is in
good faith.  The
Depositary shall not be
liable for any acts or
omissions made by a
successor depositary
whether in connection
with a previous act or
omission of the
Depositary or in
connection with a matter
arising wholly after the
removal or resignation of
the Depositary, provided
that in connection  with
the issue out of which
such potential liability
arises the Depositary
performed its obligations
without negligence or bad
faith while it acted as
Depositary.  The Company
agrees to indemnify the
Depositary, its
directors, employees,
agents and affiliates and
any Custodian against,
and hold each of them
harmless from, any
liability or expense
(including, but not
limited to, the fees and
expenses of counsel)
which may arise out of
acts performed or
omitted, in accordance
with the provisions of
the Deposit Agreement and
of the Receipts, as the
same may be amended,
modified, or supplemented
from time to time, (i) by
either the Depositary or
a Custodian or their
respective directors,
employees, agents and
affiliates, except for
any liability or expense
arising out of the
negligence or bad faith
of either of them, or
(ii) by the Company or
any of its directors,
employees, agents and
affiliates.  No dis-
claimer of liability
under the Securities Act
of 1933 is intended by
any provision of the
Deposit Agreement.

19.  RESIGNATION AND
REMOVAL OF THE
DEPOSITARY.
	The Depositary may
at any time resign as
Depositary hereunder by
written notice of its
election so to do
delivered to the Company,
such resignation to take
effect upon the appoint-
ment of a successor
depositary and its
acceptance of such ap-
pointment as provided in
the Deposit Agreement.
The Depositary may at any
time be removed by the
Company by written notice
of such removal, ef-
fective upon the
appointment of a suc-
cessor depositary and its
acceptance of such
appointment as provided
in the Deposit Agreement.
 Whenever the Depositary
in its discretion
determines that it is in
the best interest of the
Owners of Receipts to do
so, it may appoint a
substitute or additional
custodian or custodians.

20.  AMENDMENT.
	The form of the
Receipts and any provi-
sions of the Deposit
Agreement may at any time
and from time to time be
amended by agreement
between the Company and
the Depositary in any
respect which they may
deem necessary or
desirable.  Any amendment
which shall impose or
increase any fees or
charges (other than taxes
and other governmental
charges, registration
fees, cable, telex or
facsimile transmission
costs, delivery costs or
other such expenses), or
which shall otherwise
prejudice any substantial
existing right of Owners
of Receipts, shall,
however, not become
effective as to
outstanding Receipts
until the expiration of
thirty days after notice
of such amendment shall
have been given to the
Owners of outstanding
Receipts.  Every Owner of
a Receipt at the time any
amendment so becomes
effective shall be
deemed, by continuing to
hold such Receipt, to
consent and agree to such
amendment and to be bound
by the Deposit Agreement
as amended thereby.  In
no event shall any
amendment impair the
right of the Owner of any
Receipt to surrender such
Receipt and receive
therefor  the Deposited
Securities represented
thereby except in order
to comply with mandatory
provisions of applicable
law.

21.  TERMINATION OF
DEPOSIT AGREEMENT.
	The Depositary shall
at any time at the
direction of the Company
terminate the Deposit
Agreement by mailing
notice of such
termination to the Owners
of all Receipts then
outstanding at least 90
days prior to the date
fixed in such notice for
such termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing
notice of such
termination to the
Company and the Owners of
all Receipts then
outstanding if at any
time 90 days shall have
expired after the
Depositary shall have
delivered to the Company
a written notice of its
election to resign and a
successor depositary
shall not have been ap-
pointed and accepted its
appointment as provided
in the Deposit Agreement.
 On and after the date of
termination, the Owner of
a Receipt, will upon (a)
surrender of such Receipt
at the Corporate Trust
Office of the Depositary,
(b) payment of the fee of
the Depositary for the
surrender of Receipts re-
ferred to in Section 2.5
of the Deposit Agreement,
and (c) payment of any
applicable taxes or
governmental charges,
will be entitled to
delivery, to him or upon
his order, of the amount
of Deposited Securities
represented by the
American Depositary
Shares evidenced by such
Receipt.  If any Receipts
shall remain outstanding
after the date of
termination, the
Depositary thereafter
shall discontinue the
registration of transfers
of Receipts, shall
suspend the distribution
of dividends to the
Owners thereof, and shall
not give any further
notices or perform any
further acts under the
Deposit Agreement, except
that the Depositary shall
continue to collect
dividends and other
distributions pertaining
to Deposited Securities,
shall sell rights as
provided in the Deposit
Agreement, and shall
continue to deliver
Deposited Securities, to-
gether with any dividends
or other distributions
received with respect
thereto and the net
proceeds of the sale of
any rights or other
property, in exchange for
Receipts surrendered to
the Depositary (after
deducting, in each case,
the fee of the Depositary
for the surrender of a
Receipt, any expenses for
the account of the Owner
of such Receipt in ac-
cordance with the terms
and conditions of the
Deposit Agreement, and
any applicable taxes or
governmental charges).
At any time after the
expiration of one year
from the date of
termination, the
Depositary may sell the
Deposited Securities then
held under the Deposit
Agreement and may
thereafter hold
uninvested the net
proceeds of any such
sale, together with any
other cash then held by
it thereunder,
unsegregated and without
liability for interest,
for the pro rata benefit
of the Owners of Receipts
which have not
theretofore been sur-
rendered, such Owners
thereupon becoming
general creditors of the
Depositary with respect
to such net proceeds.
After making such sale,
the Depositary shall be
discharged from all
obligations under the
Deposit Agreement, except
to account for such net
proceeds  and other cash
(after deducting, in each
case, the fee of the
Depositary for the
surrender of a Receipt,
any expenses for the
account of the Owner of
such Receipt in ac-
cordance with the terms
and conditions of the
Deposit Agreement, and
any applicable taxes or
governmental charges).
Upon the termination of
the Deposit Agreement,
the Company shall be
discharged from all
obligations under the
Deposit Agreement except
for its obligations to
the Depositary with
respect to indemnifica-
tion, charges, and
expenses.

22.  COMPLIANCE WITH U.S.
SECURITIES LAWS.
	Notwithstanding
anything in the Deposit
Agreement or this Receipt
to the contrary, the
Company and the
Depositary each agrees
that it will not exercise
any rights it has under
the Deposit Agreement to
prevent the withdrawal or
delivery of Deposited
Securities in a manner
which would violate the
U.S. securities laws,
including, but not
limited to, Section
I.A.(1) of the General
Instructions to the Form
F-6 Registration
Statement, as amended
from time to time, under
the Securities Act of
1933.


(..continued)



















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